Restricted Stock Grants	6 Months Ended
Jun. 30, 2014
Restricted Stock Grants
Restricted stock grants

NOTE 8 – RESTRICTED STOCK GRANTS

On June 16, 2014, the Company granted its four independent directors an aggregate of 642,200 shares of restricted common stock in the Company. The total fair value of this stock on the date of grant was $597,246. These shares are subject to a risk of forfeiture and vest quarterly in arrears commencing on June 1, 2014 and will be fully vested at the end of one full year.

The Company recognizes the expense related to these grants ratably over the requisite service period. Total stock compensation expense recognized as a result of these grants was $49,771 for the three and six-month periods ended June 30, 2014. The remaining balance of $547,475 was classified as deferred compensation in equity as of June 30, 2014.